Simple Agreement for Future Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Simple Agreement for Future Equity
6.	SIMPLE AGREEMENT FOR FUTURE EQUITY

In October 2019, the Company issued a simple agreement for future equity ("SAFE Agreement") for $25,000. 'The SAFE Agreement requires automatic conversion to preferred stock in the event of an equity financing. If the Company experiences a liquidity event, as defined, the holder may opt for either conversion or repayment in cash, with repayment based upon a valuation at the time of such event. Upon a dissolution event, as defined, the SAFE Agreement requires repayment in cash. The conversion price will be set at 60% of the price of the preferred stock issued in the aforementioned equity financing. The SAFE Agreement shall terminate upon either the issuance of shares or repayment in cash as per the agreement's terms. Due to the contingencies associated with the potential conversion and conversion price as well as the valuation upon a future liquidity event should one occur, no discount associated with these features has been recorded in the accompanying consolidated financial statements.

In connection with the sale of common stock in 2021, an Equity Financing, the SAFE in the amount of $25,000 was converted into 5,208 shares of the Company's common stock on September 30, 2021. The price of the common shares issued in the equity financing was $8.00. 'The conversion price was equal to 60% of $8.00 per share, or $4.80 per share.